Exhibit 99.3

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information presents (i) the Pro Forma Condensed Consolidated Balance Sheet of Vornado Realty Trust (the “Company”) as of June 30, 2005, as if the acquisition of Toys “R” Us, Inc. (“Toys”) had occurred on June 30, 2005, and (ii) the Pro Forma Condensed Consolidated Statements of Income of the Company for the Six Months Ended June 30, 2005 and for the Year Ended December 31, 2004, as if the acquisition, including acquisition debt and purchase price accounting, had occurred on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the Company’s actual results of operations or financial position would have been had this acquisition been consummated on the dates indicated, nor does it purport to represent the Company’s results of operations or financial position for any future period.  The pro forma adjustments are based on available information and upon assumptions that management believes are reasonable.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with (i) the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K/A for the Year Ended December 31, 2004, filed with the Securities and Exchange Commission (“SEC”) on June 10, 2005, (ii) the unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed with the SEC on July 29, 2005, (iii) the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2004, included in the Company’s Current Report on Form 8-K, filed with the SEC on August 19, 2005, (iv) the consolidated financial statements and notes thereto of Toys as of and for the Year Ended January 29, 2005 which were filed by Toys with the SEC on April 29, 2005 under Part I, Item 8 of its Annual Report on Form 10-K for its fiscal year ended January 29, 2005, and which are filed as Exhibit 99.1 to this Current Report on this Form 8-K/A; (v) the unaudited condensed consolidated financial statements and notes thereto of Toys as of and for the 26 weeks ended July 30, 2005, which were filed by Toys with the SEC on September 14, 2005 under Part I, Item 1 of its Quarterly Report on Form 10-Q for the quarterly period ended July 30, 2005, and which are filed as Exhibit 99.2 to this Current Report on Form-8K/A; and (vi) the unaudited pro forma condensed financial information of Toys for the fiscal year ended January 29, 2005 and as of and for the 26 weeks ended July 30, 2005, which are attached to this Current Report on Form 8-K/A as Exhibit 99.4.

Vornado Realty Trust

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2005 (unaudited)

	Consolidated	Pro Forma		Consolidated
(Amounts in Thousands)	Historical	Adjustments		Pro Forma Adjusted
	(a)

ASSETS
Real estate, net	$8,617,498	$—		$8,617,498
Cash and cash equivalents	842,098	(381,690	)(b)	460,408
Escrow deposits and restricted cash	193,938	—		193,938
Marketable securities	347,977	(20,991	)(c)	326,986
Investments and advances to partially owned entities	817,891	395,838	(e)	1,213,729
Accounts receivable	181,145	—		181,145
Notes and mortgage loans receivable	356,175	—		356,175
Other assets	1,082,983	—		1,082,983
Total assets	$12,439,705	$(6,843)		$12,432,862

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes and mortgages payable	$4,188,565	$—		$4,188,565
Senior unsecured notes	956,316	—		956,316
Exchangable senior debentures	490,250	—		490,250
Accounts payable and accrued expenses	402,064	—		402,064
Other liabilities	284,267	—		284,267
Total liabilities	6,321,462	—		6,321,462
Minority interest	1,789,777	—		1,789,777
Shareholders’ equity	4,328,466	(6,843	)(d)	4,321,623
Total liabilities and shareholders’ equity	$12,439,705	$(6,843)		$12,432,862

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005:

(a)   Reflects the Unaudited Condensed Consolidated Balance Sheet of the Company as of June 30, 2005.

(b)         Reflects the cash consideration paid in the acquisition, net of (i) $25.0 million paid to the Company by Toys for an origination fee which was treated as a reduction of the purchase price and (ii) $0.7 million paid to the Company by Toys for an expense reimbursement.

(c)          Reflects the fair value of Toys stock the Company relinquished in the acquisition.

(d)         Reflects the elimination of unrealized gains classified within other comprehensive income on the shares of Toys stock owned by the Company and relinquished in the acquisition.

(e)          Reflects the carrying amout of the Company’s investment in Toys as a result of the acquisition.

Vornado Realty Trust

Pro Forma Condensed Consolidated Statement of Income

For the Six Months Ended June 30, 2005 (unaudited)

	Consolidated	Pro Forma		Consolidated
(Amounts in Thousands, except per share data)	Historical	Adjustments		Pro Forma Adjusted
	(a)

Revenues	$1,193,454	$—		$1,193,454
Expenses:
Operating	581,146	—		581,146
Depreciation and amortization	161,804	—		161,804
General and administrative	86,507	—		86,507
Total expenses	829,457	—		829,457

Operating income	363,997	—		363,997
Income applicable to Alexander’s	38,416	—		38,416
Income (loss) from partially-owned entities	15,820	(80,727	)(c)
		3,465	(e)	(61,442)
Interest and other investment income	171,121	(4,262	)(d)	166,859
Interest and debt expense	(161,314)	—		(161,314)
Net gain on disposition of wholly-owned and partially- owned assets other than depreciable real estate	3,488	—		3,488
Minority interest of partially-owned entities	1,730	—		1,730
Income (loss) from continuing operations	433,258	(81,524)		351,734
Income from discontinued operations	32,506	—		32,506
Income (loss) before allocation to limited partners	465,764	(81,524)		384,240
Limited partners’ interests in the Operating Partnership	(51,170)	10,355	(f)	(40,815)
Perpetual preferred unit distributions of the Operating Partnership	(33,693)	—		(33,693)
Net income (loss)	380,901	(71,169)		309,732
Preferred share dividends	(20,771)	—		(20,771)
Net income applicable to common shares	$360,130	$(71,169)		$288,961

Net income (loss) per common share - basic	$2.79	$(0.55)		$2.24

Net income (loss) per common share - diluted	$2.63	$(0.51)		$2.12

Reconciliation of Net income to EBITDA (b):
Net income	$380,901	$(71,169)		$309,732
Interest and debt expense	174,966	84,553		259,519
Depreciation and amortization	155,752	57,575		213,327
Income tax expense (benefit)	1,929	(22,372)		(20,443)
EBITDA	$713,548	$48,587		$762,135

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2005:

(a)          Reflects the Unaudited Condensed Consolidated Statement of Income of the Company for the Six Months Ended June 30, 2005.

(b)         EBITDA represents “Earnings Before Interest, Taxes, Depreciation and Amortization”. Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity.  As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers.  EBITDA may not be comparable to similarly titled measures employed by other companies.

(c)          Reflects the Company’s 32.9% interest in Toys’ Net income (loss) for the Quarters Ended April 30, 2005 and July 30, 2005 accounted for under the equity method.  The Company’s fiscal year ends on December 31 whereas Toys’ fiscal year ends on the Saturday nearest January 31, therefore the Company will record its pro-rata share of Toys’ Net income (loss) on a one-quarter lag basis.  Accordingly, had the Company owned its portion of Toys on January 1, 2005 the Company would have recorded its pro-rata share of Toys’ financial results for their Quarters Ended January 29, 2005 and April 30, 2005 in the Company’s Consolidated Statements of Income for the Quarters Ended March 31, 2005 and June 30, 2005 and the results would have been significantly different because of Toys’ seasonality for the Quarter Ended January 29, 2005 which includes the holiday selling season. See Exhibit 99.5.

(d)         Reflects the reduction of interest income on the cash consideration provided in connection with the acquisition.

(e)          Represents the elimination of the Company’s 32.9% share of Toys’ management fees.

(f)            Represents the limited partners’ share of the above adjustments.

Vornado Realty Trust

Pro Forma Funds From Operations (“FFO”)

For the Six Months Ended June 30, 2005 (unaudited)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs.  FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.

	Consolidated	Pro Forma	Consolidated
(Amounts in Thousands, except per share data)	Historical	Adjustments	Pro Forma Adjusted

Reconciliation of Net Income (loss) to FFO:
Net income (loss)	$380,901	$(71,169)	$309,732
Depreciation and amortization of real property	132,294	—	132,294
Net gain on sale of real estate	(31,614)	—	(31,614)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	12,587	18,424	31,011
Net (gain) loss on sale of real estate	(214)	3,948	3,734
Income tax effect of above adjustments	—	(8,837)	(8,837)
Limited partners’ share of above adjustments	(14,245)	(2,030)	(16,275)
FFO	479,709	(59,664)	420,045
Preferred share dividends	(20,771)	—	(20,771)
FFO applicable to common shares	458,938	(59,664)	399,274
Series A convertible preferred dividends	495	—	495
Interest on 3.875% exchangeable senior debentures	5,578	—	5,578
FFO applicable to common shares plus assumed conversions	$465,011	$(59,664)	$405,347

Reconciliation of Weighted Average Shares:
Weighted average common shares outstanding	129,254	—	129,254
Effect of dilutive securities:
Employee stock options and restricted share awards	6,511	—	6,511
3.875% exchangeable senior debentures	2,816	—	2,816
Series A convertible preferred shares	422	—	422
Denominator for diluted FFO per share	139,003	—	139,003

FFO per share - diluted	$3.35	$(0.43)	$2.92

Vornado Realty Trust

Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2004

	Consolidated	Pro Forma		Consolidated
(Amounts in Thousands, except per share data)	Historical	Adjustments		Pro Forma Adjusted
	(a)

Revenues	$1,712,713	$—		$1,712,713
Expenses:
Operating	681,556	—		681,556
Depreciation and amortization	244,020	—		244,020
General and administrative	145,229	—		145,229
Other	1,475	—		1,475
Total expenses	1,072,280	—		1,072,280

Operating income	640,433	—		640,433
Income applicable to Alexander’s	8,580	—		8,580
Income from partially-owned entities	43,381	(2,636	)(c)
		6,930	(e)	47,675
Interest and other investment income	203,998	(3,715	)(d)	200,283
Interest and debt expense	(242,955)	—		(242,955)
Net gain on disposition of wholly-owned and partially-owned assets other than depreciable real estate	19,775	—		19,775
Minority interest of partially-owned entities	(109)	—		(109)
Income (loss) from continuing operations	673,103	579		673,682
Income from discontinued operations	77,013	—		77,013
Income (loss) before allocation to limited partners	750,116	579		750,695
Limited partners’ interest in the Operating Partnership	(88,091)	(3,085	)(f)	(91,176)
Perpetual preferred unit distributions of the Operating Partnership	(69,108)	—		(69,108)
Net income (loss)	592,917	(2,506)		590,411
Preferred share dividends	(21,920)	—		(21,920)
Net income (loss) applicable to common shares	$570,997	$(2,506)		$568,491

Net income (loss) per common share - basic	$4.56	$(0.02)		$4.54

Net income (loss) per common share - diluted	$4.35	$(0.02)		$4.33

Reconciliation of Net income to EBITDA (b):
Net income	$592,917	$(2,506)		$590,411
Interest and debt expense	313,289	175,357		488,646
Depreciation and amortization	296,980	115,150		412,130
Income tax expense (benefit)	1,664	(75,670)		(74,006)
EBITDA	$1,204,850	$212,331		$1,417,181

Notes to Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2004:

(a)          Reflects the Condensed Consolidated Statement of Income of the Company for the Year Ended December 31, 2004.

(b)         EBITDA represents “Earnings Before Interest, Taxes, Depreciation and Amortization”.  See page 3 of this Exhibit 99.3 to this Current Report on Form 8-K/A for further information.

(c)          Reflects the Company’s 32.9% interest in Toys Net income (loss) for the Year Ended January 29, 2005, accounted for under the equity method.  The Company’s fiscal year ends on December 31 whereas Toys fiscal year ends on the Saturday nearest January 31, therefore the Company will record its pro-rata share of Toys Net income (loss) on a one-quarter lag basis.  See Exhibit 99.5.

(d)         Reflects the reduction of interest income on the cash consideration paid in connection with the acquisition.

(e)          Represents the elimination of the Company’s 32.9% share of Toys management fees.

(f)            Represents the limited partners’ share of the above adjustments.

Vornado Realty Trust

Pro Forma Funds From Operations (“FFO”)

For the Year Ended December 31, 2004

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). See page 4 of this Exhibit 99.3 to this Current Report on Form 8-K/A for further information.

	Consolidated	Pro Forma	Consolidated
(Amounts in Thousands, except per share data)	Historical	Adjustments	Pro Forma Adjusted

Reconciliation of Net Income (loss) to FFO:
Net income (loss)	$592,917	$(2,506)	$590,411
Depreciation and amortization of real property	228,298	—	228,298
Net gain loss on sale of real estate	(75,755)	—	(75,755)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	49,440	42,441	91,881
Net gains on sale of real estate	(3,048)	(18,095)	(21,143)
Income tax effect of above adjustments	—	9,617	9,617
Limited partners’ share of above adjustments	(27,991)	(4,759)	(32,750)
FFO	763,861	26,698	790,559
Preferred dividends	(21,920)	—	(21,920)
FFO applicable to common shares	741,941	26,698	768,639
Series A convertible preferred dividends	1,068	—	1,068
Series E-1 convertible preferred unit distributions	1,581	—	1,581
Series B-1 and B-2 convertible preferred unit distributions	4,710	—	4,710
Series F-1 convertible preferred unit distributions	743	—	743
FFO applicable to common shares plus assumed conversions	$750,043	$26,698	$776,741

Reconciliation of Weighted Average Shares:
Weighted average common shares outstanding	125,241	—	125,241
Effect of dilutive securities:
Employee stock options and restricted share awards	5,515	—	5,515
Series A convertible preferred shares	457	—	457
Series B-1 and B-2 convertible preferred units	1,102	—	1,102
Series E-1 convertible preferred units	637	—	637
Series F-1 convertible preferred units	183	—	183
Denominator for diluted FFO per units	133,135	—	133,135

FFO per share - diluted	$5.63	$0.20	$5.83